FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2020

HC2 HOLDINGS, INC.

Delaware	001-35210	54-1708481
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 Park Avenue, 29th Floor
New York, NY 10022
(Address of principal executive offices)

(212) 235-2690
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	HCHC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
On August 31, 2020, HC2 Holdings, Inc. (“HC2”) issued a press release announcing that its Broadcasting segment has amended the terms of its privately placed secured notes (the “Broadcasting Notes”) comprised of a $39.3 million Tranche A piece funded by an affiliate of MSD Partners, L.P., along with a $42.5 million Tranche B piece funded by an institutional lender.

As part of the amendments, the maturity date of the Broadcasting Notes has been extended to October 2021 and HC2 Broadcasting Holdings, Inc., an indirect subsidiary of HC2 (“HC2 Broadcasting Holdings”), is permitted to sell certain non-core full power stations and use the proceeds therefrom to reduce amounts owed under the Broadcasting Notes. The terms of the Broadcasting Notes are otherwise substantially unchanged.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in a filing.

In addition, on August 31, 2020, DTV America Corporation, an indirect subsidiary of HC2 (“DTV”), entered into a letter agreement with HC2 Broadcasting Holdings, Continental General Insurance Company, an indirect subsidiary of HC2 (“Continental”), and an institutional lender (together with Continental and HC2 Broadcasting Holdings, the “DTV Lenders”), to extend the maturity date to August 2021 of five promissory notes in a total aggregate principal amount of $6.0 million under which DTV is the borrower and certain of the DTV Lenders act as the lender or lenders thereunder.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Item No.	Description
99.1	Press release of HC2 Holdings, Inc., dated August 31, 2020.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 31, 2020

HC2 Holdings, Inc. (Registrant)

By:	/s/ Michael J. Sena
Name: Michael J. Sena
Title: Chief Financial Officer